UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 24, 2006

Humana Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5975                                          61-0647538
(Commission File Number)                      (IRS Employer Identification No.)

500 West Main Street, Louisville, KY                          40202
(Address of Principal Executive Offices)                         (Zip Code)

502-580-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of
                   Principal Officers.

(c)(1)         Effective February 24, 2006, the Registrant's Board of Directors elected James E. Murray as Chief Operating Officer. See attached Press Release.

                   In connection with Mr. Murray's promotion, the Board made the following adjustments to his compensation in recognition of the increased responsibilities of his new position: an increase in annual base salary from $550,000 to $600,000, effective March 5, 2006; and a grant of 84,720 stock options on February 23, 2006 pursuant to the Company's 2003 Stock Incentive Plan. All other terms of Mr. Murray's compensation remain unchanged.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits:

Exhibit No.                                          Description

       99              Press Release

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC. BY: Arthur P. Hipwell Arthur P. Hipwell Senior Vice President and General Counsel

Dated:    February 28, 2006

INDEX TO EXHIBITS

Exhibit No.                                                  Description

       99              Press Release